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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): February 9, 2004
                                                       ------------------




Commission         Registrant, State of Incorporation,     I.R.S. Employer
File Number          Address and Telephone Number       Identification Number
------------       ----------------------------------   ---------------------

  1-7297            Nicor Inc.                               36-2855175
                    (An Illinois Corporation)
                    1844 Ferry Road
                    Naperville, Illinois 60563-9600
                    (630) 305-9500






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Item 7.  Financial Statements and Exhibits
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The following is furnished as an exhibit to this report.

Exhibit
Number   Description
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 99.1    Press release of Nicor Inc. issued February 9, 2004.


Item 12.  Results of Operations and Financial Condition
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The information in this Item is furnished to, but not filed with, the
Securities and Exchange Commission solely under Item 12 of Form 8-K, "Results of Operations and Financial Condition."

On February 9, 2004, Nicor Inc. issued a press release announcing financial results for the year ended December 31, 2003 and providing 2004 earnings guidance. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.



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Signature
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        Nicor Inc.


Date  February 9, 2004                  /s/ RICHARD L. HAWLEY
     -------------------                ---------------------

                                        Richard L. Hawley
                                        Executive Vice President and
                                        Chief Financial Officer




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Exhibit Index
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  Exhibit
   Number            Description of Document
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   99.1              Press release of Nicor Inc. issued February 9, 2004.